UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 2, 2005

APPLIED IMAGING CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-21371	77-0120490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Baytech Drive

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 719-6400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes In Registrant’s Certifying Accountant.

(a) Former independent registered accounting firm

On May 2, 2005, PricewaterhouseCoopers LLP (“PwC”), notified Applied Imaging Corp. (the “Company”) that it would decline to stand for re-election as the Company’s independent registered public accounting firm.

The report of PwC on the consolidated financial statements of the Company as of and for the year ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principle. The report of PwC on the consolidated financial statements of the Company as of and for the year ended December 31, 2004 contained an explanatory paragraph expressing significant doubt about the Company’s ability to continue as a going concern but did not contain any other adverse opinion or disclaimer of opinion, and was not further qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2004 and 2003 and through May 2, 2005, there were no disagreements as described under Item 304(a)(1)(iv) of Regulation S-K with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the years ended December 31, 2004 and 2003 and through May 2, 2005, there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K, except as described below:

•	As reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, the Company’s Audit Committee concluded, after advisement by PwC, that because of the material weaknesses disclosed in that Form 10-K, the Company’s system of internal controls over financial reporting was not effective as of December 31, 2004. Two material weaknesses in the Company’s system of internal controls were disclosed in that Form 10-K related to (i) the Company’s lack of a policy for mandatory disclosures in sales contracts, including disclosures for commitments for not yet developed software applications, and the Company’s failure to have properly trained sales personnel and management on sales contract disclosure and on the provisions of SOP 97-2 (“Statement of Position 97-2, Software Revenue Recognition”); and (ii) the Company’s failure to have qualified or properly trained personnel to review sales contracts, particularly as they relate to SOP 97-2 and customer acceptance criteria, and the Company’s failure to have a formalized review process. The same material weaknesses were reported in the Company’s Amendment No. 2 to its Annual Report on Form 10-K/A for the year ended December 31, 2003. Refer to Item 9A of the Company’s Form 10-K for the year ended December 31, 2004 for further details regarding the implementation or planned implementation of additional measures designed to ensure that the Company’s financial results are accurately reported.

The Company has requested that PwC furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of PwC’s letter dated May 5, 2005 is attached as Exhibit 16.1 to this Form 8-K.

The Audit Committee of the Board of Directors of the Company did not recommend or approve a change in the Company’s independent registered public accounting firm.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
16.1	Letter of PricewaterhouseCoopers LLP dated May 5, 2005, addressed to the Securities and Exchange Commission

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED IMAGING CORP.

By:	/s/ Robin Stracey
Robin Stracey President & Chief Executive Officer

Date: May 6, 2005

3

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of PricewaterhouseCoopers LLP dated May 5, 2005, addressed to the Securities and Exchange Commission

4